INCOME TAXES	12 Months Ended
Dec. 31, 2010
INCOME TAXES
NOTE 11 - INCOME TAXES

The tax effect of the temporary differences that give rise to deferred tax assets are presented below:

	December 31,
	2010	2009

Deferred Tax Assets:
Net Operating Losses	$8,671,000	$7,505,000
Option Expense	2,310,000	1,687,000
Other	(131,000)	(104,000)
Valuation Allowances	(10,850,000)	(9,088,000)

Net Deferred Tax Asset	$-	$-

At December 31, 2010 and 2009, a 100% valuation allowance was recorded to reduce the Company’s net deferred tax asset to $0.  The Company could not determine that it was more likely than not that the deferred tax asset resulting from net operating loss carryforwards would be realized.

The Company has generated net operating loss carryforwards aggregating approximately $22,200,000 at December 31, 2010 for federal and state income tax purposes.  These carryforwards are available to offset future taxable income and expire at various dates through 2030.

A reconciliation of the difference between the expected tax rate using the statutory federal tax rate (34%) and the Company’s effective tax rate is as follows:

	December 31,
	2010	2009
U.S federal income tax at statutory rate	$(1,931,000)	$(1,524,000)
State income tax, net of federal income tax benefit	(284,000)	(224,000)
Non cash interest	10,000	121,000
Beneficial conversion feature	267,000	216,000
Other permanent differences	70,000	8,000
Valuation tax asset allowance	1,868,000	1,403,000
Effective tax rate	$-	$-